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                                                                    Exhibit 10.9

                           EMPLOYEE SPECIFIC TERMS
                        TANNING TECHNOLOGY CORPORATION,
                        -------------------------------

                        1999 EXECUTIVE COMPENSATION PLAN

Date:  January 30, 1999

  To:  Tracy Currie

From:  Larry Tanning

Tanning Technology is pleased to offer you the following Executive Compensation plan for fiscal year 1999 (January 1 to December 31, 1999).

Job Title:  Group Vice President, Europe
Supervisor:   Larry Tanning

The effective date of this compensation plan is January 1, 1999. Expatriate terms will commence effective with the date of your relocation to London and are governed by your Expatriate Agreement document. Tanning is pleased to provide you with the following compensation plan for 1999 in recognition of your important job responsibilities:

                           KEY COMPENSATION ELEMENTS
                           -------------------------

Part I: Global Revenue Bonus                                            Plan
Incentive
Global Revenue Goals                  $45.0 M   $48.0 M   $52.0 M   $56.0 M   $60.0 M   $64.0 M   $68.0 M   $72.0 M
 Bonus as % of Base Salary:               5.0%      8.0%     12.0%     14.0%     16.0%     18.0%     20.0%     22.0%
 Total bonus earned:                  $12,500   $20,000   $30,000   $35,000   $40,000    45,000   $50,000   $55,000

Part II: Europe Revenue Bonus  Plan
European Revenue Goals:                 11.25        12        13        14        15        16         17         18
 Bonus as % of Base Salary:               5.0%     10.0%     15.0%     20.0%     25.0%     35.0%      40.0%      45.0%
 Total bonus earned:                  $12,500   $25,000   $37,500   $50,000   $62,500   $87,500   $100,000   $112,500

Part III: Global EBIT Bonus Incentive  Plan
Global EBIT Goals:                       16.0%     17.0%     18.0%     19.0%     20.0%     21.0%     22.0%     23.0%
 Bonus as % of Base Salary:               4.0%      5.0%      6.0%      7.0%      8.0%      9.0%     10.0%     11.0%
 Total bonus earned:                  $10,000   $12,500   $15,000   $17,500   $20,000   $22,500   $25,000   $27,500

Part IV: MBO Goals Bonus Incentive  Plan
U.S. EBIT Goals:                      1 goal   2 goals   3 goals   4 goals   5 goals   6 goals   7 goals   8 goals
 Bonus as % of Base Salary:              2.0%      3.0%      4.0%      5.0%      6.0%      7.0%      8.0%      9.0%
 Total bonus earned:                  $5,000   S7,500    $10,000   $12,500   $15,000   $17,500   $20,000   S22,500

MBO Goal Subjects:
------------------
#1: Placement and effective functioning of a Managing Director for Europe by
    September 1, 1999
#2: Relocate London facilities to an expanded and enhanced site by September 1,
    1999
#3: Exhibit leadership in establishing an effective, objective and supportive senior management team
#4: Exhibit leadership in forming and instilling a high integrity, unbiased, progressive company culture in Europe
#5: Strengthen operational integration between U.S. and European organizations #6: Strengthen resource planning, deployment, utilization and development of
    Europe's technical resources

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#7: Insure positive employee relations climate and minimal involuntary turnover levels in Europe
#8: Exhibit leadership in strengthening the leadership and managerial competencies of Europe's supervisory team

              SUMMARY OF EARNINGS POTENTIAL FOR PAID COMPENSATION
              ---------------------------------------------------

Compensation Plan: Summary of Earnings Potential
Total Bonus as % of Base:                 16.0%      26.0%      37.0%      46.0%      55;0%      69.0%      78.0%      87.0%
 Total Bonus Value:                   $ 40,000   $ 65,000   $ 92,500   $115,000   $137,500   $172,500   $195,000   $217,500
 Total Base+Bonus Potential:          $290,000   $315,000   $342,500   $365,000   $387,500   $422,500   $445,000   $467,500

TANNING TECHNOLOGY CORPORATION                                 ACKNOWLEDGEMENT OF AND UNDERSTANDING OF TERMS
By:/s/ Larry Tanning                                           /s/ Tracy Currie
   --------------------------------------                      -----------------------------------------
                                                               Tracy Currie
                                                               Vice President-Europe

Date:                                                          Date:
      ----------------                                               ----------------

CC: Mark Tanning

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